Number
00000000

Shares
*****0**********
******0*********
*******0********
********0*******
*********0******

ElectraMeccanica Vehicles Corp.

Incorporated Under the Business Corporations Act (British Columbia)

THIS CERTIFIES THAT SPECIMEN

CUSIP 284849106

IS THE REGISTERED HOLDER OF ***0***

ISIN CA2848491064

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

ElectraMeccanica Vehicles Corp.

SAMPLE

in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia.

Dated: Oct 07, 2016

Chief Executive Officer

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE INVESTOR SERVICES INC.
(VANCOUVER) (TORONTO)
TRANSFER AGENT AND REGISTRAR

VOID

Chief Financial Officer

CANCELLED

VOID

By ______________________
Authorized Officer

The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	-	as tenants in common	(Name) CUST (Name) UNIF	-	(Name) as Custodian for (Name) under the
TEN ENT	-	as tenants by the entireties	GIFT MIN ACT (State)		(State) Uniform Gifts to Minors Act
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common			

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED: ______________________

____
Signature of Shareholder

____
Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.